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                                                                    Exhibit 23.4




                      CONSENT OF INDEPENDENT ACCOUNTANT


I consent to the incorporation by reference in this Registration Statement on Form S-8 of my report dated June 14, 1996 on my audit of the financial statements of Sinper Corporation as of April 30, 1996 and for the year ended April 30, 1996, included in the Current Report on Form 8-K/A of Applix, Inc.


                                                        /s/ Gustavo E. Casado

                                                        Gustavo E. Casado,
                                                        Certified Public
                                                        Accountant

Miami, Florida
January 30, 1997